EXHIBIT 99.2


                        CERTIFICATION OF PERIODIC REPORT

I, William A. Priddy, Jr., Chief Financial Officer of RF Micro Devices, Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



              /S/ WILLIAM A. PRIDDY, JR.
              --------------------------

              William A. Priddy, Jr.
              Chief Financial Officer
              November 12, 2002